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                                 EXHIBIT 10.3


                             AMENDMENT TO GUARANTY


     The Guaranty Agreement (the "Agreement") entered into as of the 20th day of May, 1994, by and between DWAIN A. NEWMAN ("Guarantor") and NATIONAL HOME CENTERS, INC., an Arkansas corporation (the "Company"), is hereby amended as follows:

1. As of September 24, 1999, the two Split Dollar Life Insurance Agreements are superseded by a single Split Dollar Life Insurance Agreement, and the Plans involving Metropolitan Life Insurance Policy No. 940450248A and John Hancock Mutual Life Insurance Company Policy No. 80081383 are both superseded by a single Plan involving Conseco Life Insurance Company Policy No. 1090545711.

2. All other provisions of the original Guaranty Agreement remain in full force and effect.

     EXECUTED as of the 24th day of September, 1999, but signed the ____ day of September, 1999.




                                   -----------------------------------
                                   DWAIN A. NEWMAN, Guarantor

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